SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2011 (August 19, 2011)

DENTSPLY International Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-16211 (Commission File Number)	39-1434669 (IRS Employer Identification No.)

221 West Philadelphia Street,

York, Pennsylvania 17405-0872

(Address of Principal Executive Offices)

(717) 845-7511

(Registrant’s Telephone Number, Including Area Code)

NO CHANGE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    OTHER EVENTS

On August 19, 2011, DENTSPLY International Inc. announced that it had received regulatory approval from the relevant national competition authorities to proceed with its previously announced acquisition of the issued share capital of Astra Tech AB (the “Acquisition”). The Acquisition is expected to close on August 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2011	DENTSPLY INTERNATIONAL INC.

	By:	/s/ Deborah M Rasin

	Name:	Deborah M. Rasin

	Title:	Vice President, Secretary & General Counsel